UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2011

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 7, 2011, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated September 28, 2011, among NuVasive, Inc., a Delaware corporation (the “Company”), Catamaran Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Impulse Monitoring, Inc., a Delaware corporation (“IMI”), and Tullis-Dickerson & Co., Inc., a Delaware corporation, in its capacity as the stockholders’ agent (the “Stockholders’ Agent”), Merger Sub merged with and into IMI, with IMI continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”).

In connection with the Merger, the holders of all outstanding shares of IMI preferred stock, IMI common stock and options to purchase IMI common stock (collectively, the “IMI Security Holders”) are entitled to receive approximately $40.463 million in cash (the “Cash Consideration”) and 2,336,200 shares of the Company’s common stock, par value $0.001 having an aggregate value of approximately $40.463 million based off the Company’s closing share price on the NASDAQ Global Select Market on October 6, 2011 (individually, the “Stock Consideration” and collectively with the Cash Consideration, the “Merger Consideration”). The Merger Consideration includes adjustments based on IMI’s estimated working capital, net debt and transaction expenses and is subject to further adjustment based upon a final determination of IMI’s working capital, net debt, transaction expenses and equity values. The Company paid $10 million of the Merger Consideration in cash into an escrow fund to satisfy any indemnification claims made by the Company pursuant to the terms of the Merger Agreement for a limited period of time after the closing, and $500,000 of the Merger Consideration in cash into an escrow fund to secure the IMI Security Holders’ payment obligations, if any, with respect to working capital, net debt and transaction expense adjustments. The Company also paid $250,000 of the Merger Consideration in cash into an escrow fund to be used by the Stockholders’ Agent for reimbursement of any costs and expenses incurred by the Stockholders’ Agent in connection with its duties and obligations set forth in the Merger Agreement.

Pursuant to the terms of the Merger Agreement, the Company has agreed to file with the Securities and Exchange Commission a registration statement on Form S-3 with respect to the resale by the holders thereof of the Stock Consideration.

The summary above does not purport to be complete and is qualified in its entirety by reference to the text of the Merger Agreement attached to this Form 8-K as Exhibit 2.1.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 2.01 is incorporated into this Item 3.02 in its entirety.

The Stock Consideration was issued in reliance upon an exemption from registration under federal securities laws provided by Section 4(2) of the Securities Act of 1933, for the issuance and exchange of securities in transactions by an issuer not involving a public offering.

Item 8.01 Other Events.

On October 7, 2011 the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1.

Forward-Looking Statements

The Company cautions you that statements included in this Current Report on Form 8-K that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause the Company’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. Such factors, as related to the Merger, include, but are not limited to: legislative and regulatory actions; the risk that the Company may not be able to achieve expected strategic benefits from the Merger; the risk that the Company will not be able to successfully integrate the operations of IMI with those of the Company; the risk that revenues following the Merger will be lower than expected; the risk that business disruption (including, without limitation, difficulties in maintaining relationships with suppliers or customers) is greater than expected following the Merger; changes in reimbursement levels from third-party payers; a significant increase in product and professional liability claims; and

change in competitive environment. Additionally, risks and uncertainties related to the Company are more fully described in the Company’s press releases and periodic filings with the Securities and Exchange Commission. The Company’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The Company assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated September 28, 2011, by and among NuVasive, Inc., Catamaran Acquisition Corporation, Impulse Monitoring, Inc. and Tullis-Dickerson & Company, Inc., as stockholders’ agent.*

99.1	Press release of NuVasive, Inc. issued on October 7, 2011.

*	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Application has been made to the Securities and Exchange Commission (the “SEC”) seeking confidential treatment of such confidential portions under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. This exhibit has been filed separately with the SEC without redactions in connection with registrant’s confidential treatment request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: October 7, 2011	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated September 28, 2011, by and among NuVasive, Inc., Catamaran Acquisition Corporation, Impulse Monitoring, Inc. and Tullis-Dickerson & Company, Inc., as stockholders’ agent.*

99.1	Press release of NuVasive, Inc. issued on October 7, 2011.

*	Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Application has been made to the Securities and Exchange Commission (the “SEC”) seeking confidential treatment of such confidential portions under Rule 24b-2 under the Securities Exchange Act of 1934, as amended. This exhibit has been filed separately with the SEC without redactions in connection with registrant’s confidential treatment request.